经销商协议

Distributorship Agreement

本《经销商协议》（“**本协议**”）由下列双方于 2021 年【1】月【1】日签署：

This *Distributorship Agreement* (“**Agreement**”) is entered into by the following Parties on 1st January, 2021

甲方/Party A：Aspire Science And Technology Limited

联系地址/Address：Unit J, 31/F, King Palace Plaza, 55 King Yip Street, Kwun Tong,Kowloon, Hong Kong

联系人/Contact person：Allen Liu

联系电话/Tel：+86 13684913210

乙方/Party B：【Your-Buyer International Limited】

联系地址/Address：Flat 20A,Fortuna Building,451-455 Chatham Road North,Hong Kong

联系人/Contact person：【Cisy】

联系电话/Tel:【+86 15013776828】

（甲方和乙方各称为一方，合称双方/Each shall be referred to as a “**Party**” respectively, and collectively as the “**Parties**”）

鉴于，甲方同意授权乙方担任其产品的经销商，且乙方希望接受甲方的上述授权。

WHEREAS, Party A agrees to authorize Party B to act as the distributor of

its products and Party B wishes to accept Party A's such authorization.

因此，鉴于上述前提以及本协议中双方所达成之一致同意，双方本着平等互利的原则，经友好协商特此订立如下协议：

NOW, in consideration of the above premises and the mutual assent contained herein, Party A and Party B, through friendly consultation, agree as follows:

1. 授权/Authorization

1.1 供应商特此授权经销商依照本协议的约定作为其在英国和法国区域内（下称"**经销区域**"）的非独家经销商。经销商特此接受上述授权，并同意履行本协议规定的经销商的所有责任和义务。
The Supplier hereby grants to the Distributor the non-exclusive distribution rights in the United Kingdom and France (the "**Distribution Area**") in accordance with the provisions of this Agreement. The Distributor hereby accepts the above authorization and agrees to undertake all relevant obligations set forth herein.

1.2 经销商有权向供应商采购其产品（下称"**供应商产品**"），并有权按经销商自行确定的价格（但不得低于供应商的指导价，如有）在经销区域内出售。
The Distributor has the right to purchase products from Supplier (the "**Products**") and to sell in the Distribution Area at prices to be determined by the Distributor in its sole discretion (not lower than the Supplier's guide price, if any).

1.3 双方同意，本协议无排他性，供应商保留直接或通过任何第三方在经销区域内销售供应商产品的权利。
The Parties agree that this Agreement is nonexclusive and the Supplier reserves the right to sell the Products in the Distribution Area either directly or through any third party.

1.4 未经供应商事先书面同意，经销商不得为供应商产品的销售指定任何次级经销商。
The Distributor may not appoint any sub-distributor for the sale of the Products without obtaining prior written consent from Supplier.

2. 经销商采购供应商产品/Purchase Order from the Distributor

2.1 经销商向供应商采购供应商产品时应向供应商提交书面的订单（“**采购订单**”）。订单应包括拟购买的供应商产品的名称、规格和数量等内容。
In purchasing Products from Supplier, the Distributor shall submit to Supplier a written purchase order (the "**Purchase Order**"). The Purchase Order shall contain, among other things, the name, specifications and quantities of the Products to be purchased.

2.2 供应商产品的价格应以采购订单中双方确定的价格为准(“**成本价**”)。双方确认采购订单之后，如果双方均同意变更任一产品的价格，新价格是否适用于在途产品应由双方另行协商确定。除非适用的采购订单另有约定，采购订单价款应以美元计价和结算。
The price for the Products shall be subject to the price as agreed in the Purchase Order (the "**Purchase Price**"). If, after the confirmation by the Parties of the Purchase Order, the Parties agree to change the price of any Products, the Parties shall discuss otherwise whether the new price will apply to Products in transit. Unless otherwise specified or agreed upon in the applicable Purchase Order, the prices applicable to all Products shall be denominated and settled in U.S. Dollars.

2.3 供应商对订单审核无误后，若同意接受订单，应以书面的方式作出确认，订单自经供应商书面确认后生效。双方可按照另行约定的交货时间完成供应商产品的交付。
The Purchase Order shall become effective upon Supplier's written confirmation. The Parties may complete the delivery of the Products with the time to be agreed separately.

2.4 除非采购订单另有约定，交货方式为：供应商在供应商所在地将供应商产品交付经销商或经销商指定的承运人，交付完成后，产品的所有权及毁损、灭失的风险即转移至甲方。
Unless otherwise specified in the Purchase Order, the method of delivery shall be: Distributor shall deliver the Products to the Supplier or the carrier designated by Supplier at the place where Supplier is located. After the delivery, the ownership of the Products and the risk of damage or loss regarding such Products shall be transferred to Distributor.

2.5 供应商应采用满足产品常规运输需求的包装方法。如经销商提出特殊包装要求，经销商应当事先书面提出。供应商在包装中应附有：产品装箱单、质量合格证等产品出厂所需的所有资料。由于供应商包装不当造成产品在运输过程中发生损坏或丢失的，供应商应负责更换、修理。
Supplier shall adopt packaging methods meeting the routine transportation

needs of the Products. If Distributor proposes special packaging requirements, it shall propose in writing in advance. Supplier shall attach the product packing list, quality certificate and all the other information required for the product to leave the factory, onto the applicable packages. Supplier shall be responsible for the replacement and repair of the Products damaged or lost in transportation due to Supplier’s improper packaging.

3. 经销商销售供应商产品/Sales by the Distributor

3.1 经销商理解并同意，未经供应商事先书面同意，经销商仅被允许在经销区域内销售供应商产品。经销商应经销区域外个别消费者基于自身使用目的（而非转售）的主动要求，可以向该消费者销售供应商产品。
Distributor understands and agrees that, without the Supplier’s prior written consent, Distributor is only permitted to sell Products within the Distribution Area. Distributors may sell the Products to individual consumers outside the distribution territory upon the voluntary request of such consumers for their own use (not for resale).

3.2经销商销售供应商产品取得的收入与其根据本协议第2.2条的成本价确定的采购成本之间的差额由经销商自行保有，经销商应将成本价支付至供应商指定的银行账户。经销商已支付的定金（如有）可相应冲抵应支付给供应商的金额。
The difference between the proceeds generated by the Distributor from selling the Products and the costs of Distributor as determined by purchase price set forth in Article 2.2 hereof shall be retained by the Distributor. The Distributor shall pay the Purchase Price to the bank account designated by the Supplier. The deposit (if any) paid by the Distributor can be used to set off relevant amounts of the Purchase Price.

4. 经销商的职责/Distributor’s Obligations

经销商应当自行承担并支付由销售供应商产品、或履行本协议项下义务、或履行经销商与任何第三方之间任何协议项下的义务所产生的或与之有关的所有成本、支出和费用，并履行如下职责：
The Distributor shall bear and pay all costs, expenses and fees incurred by, or in connection with, the sale of the Products, or the performance of obligations hereunder, or the performance of obligations under any agreement between the Distributor and any third party. The Distributor shall undertake the following duties and responsibilities:

4.1 经销商同意，经销商应积极勤勉地促进供应商产品销售。
The Distributor agrees that it shall actively and diligently promote the sale of the Products.

4.2 为了更好地管理产品质量、安全监控、以及售后跟踪服务，经销商应将市场状况、价格、销售量、客户情况及其他影响供应商产品使用的一切规定随时告知供应商。
Distributor shall keep Supplier informed of relevant market conditions, prices, sales volumes, customer conditions and all other regulation affecting the use of the Products.

4.3 经销商应将客户的要求和/或投诉迅速通知供应商，并应与供应商合作处理前述事宜。
The Distributor shall promptly notify Supplier of Customers' requirements and/or complaints and shall cooperate with Supplier in dealing with the same.

4.4 未经供应商事先书面同意，经销商不应授权或允许任何人向供应商退回供应商产品；除法律法规另有规定之外，如经销商擅自授权或允许任何人向供应商退回供应商产品，经销商需赔偿由此给供应商带来的任何损失。
The Distributor shall not authorize or permit any person to return any of the Products to Supplier without the prior written consent of Supplier and, except as otherwise provided by applicable law, shall indemnify Supplier against any loss arising from such conduct.

4.5 经销商将在显著位置展示供应商的授权经销商标志（如适用）。
The Distributor shall display the distributorship license in a prominent place (if applicable).

4.6 经销商应在其经销区域内提供快速、满意和周到的服务和客户支持。
Distributor shall provide prompt, satisfactory and courteous service and customer support in its Distribution Area.

4.7 经销商应以对供应商产品和供应商（包括其名誉、商誉和声誉）始终产生良好影响的方式经营业务。
The Distributor shall conduct its business in a manner which shall at all times have a good influence on the Products and the Supplier (including its goodwill and reputation).

4.8 不得以任何形式参与仿冒供应商产品的生产和/或销售活动。
No participation in any form in the activities of manufacturing and/or selling counterfeit of the Products

5. 经销商的资信维持/Maintain Good Standing

5.1 经销商同意并承诺，其将在本协议有效期内维持其法人地位的有效存续，资信良好。
The Distributor agrees and undertakes that it will maintain good standing and good credit during the term of this Agreement.

5.2 经销商同意并承诺，其将在本协议有效期内维持良好的财务状况。
The Distributor agrees and undertakes that it shall maintain good financial status during the term of this Agreement.

5.3 经销商同意并承诺，其将在本协议有效期内依法合规经营，遵守所有适用的法律法规，诚信地履行其作为一方当事人的合同、协议或承诺，无论前述事项是否与销售供应商产品有关。
Distributor agrees and undertakes that it shall carry out its operations in compliance with all laws and regulations applicable to it during the term of this Agreement and the performance of any contract or agreement to which it is a party in good faith, whether or not relating to the sale of the Products.

6. 供应商的知识产权/Supplier's Intellectual Property

6.1 经销商承认，有关供应商产品的全部商标、商号、专利、著作权或其他知识产权均属于供应商或其许可方，无论上述权利是否经政府部门登记注册。
The Distributor acknowledges that all trademarks, trade names, patents, copyrights or other intellectual property with respect to the Products shall belong to the Supplier or its licensors, regardless of whether such rights are registered with governmental authorities.

6.2 经销商应保留供应商在供应商产品上使用的专利与商标标识，且未经供应商事先特别的书面同意，不得变更、遮盖或拆除供应商产品上的标签或铭牌，不得自行或授权任何人将其它已注册或未注册的商标或商号用于供应商产品。
The Distributor shall retain the patents and trademarks used by Supplier on the Products and shall not alter, obscure or remove the labels on the Products. Without the prior express written consent of Supplier, the Distributor shall

not use or authorize any person to use any other registered or unregistered trademarks or trade names on the Products.

6.3 未经供应商事先特别的书面同意，经销商不得使用供应商的商号和/或商标。
Distributor shall not use the trade names and/or trademarks of Supplier without the prior written consent of Supplier.

6.4 经销商不得申请注册或取得与供应商和/或其集团的任何商标、商号、专利、著作、集成电路布图设计、产品型号、产品系列名称或任何其组合，或任何相近似的商标、商号、专利、著作等；亦不得申请注册或使用包含前述标识或文字的域名。
The Distributor shall not apply for the registration of or obtain any trademark, trade name, patent, integrated circuit layout design, product model, product series name, or any combination thereof or any other similar trademark, trade name, and patent similar to those of Supplier, nor shall the Distributor apply for the registration of or use any domain name which contains the aforesaid symbols.

7. 补偿条款/Indemnity

经销商同意，其将为供应商进行抗辩，赔偿供应商并使供应商免受由于经销商违反任何所适用法律法规而向供应商征收的任何罚款、处罚、和/或责任。
The Distributor agrees to indemnify, defend, and hold harmless the Supplier from and against any fine, penalty and/or liability arising out of any breach or violation by the Distributor of law or regulation applicable to it.

8. 供应商与经销商之间的关系/Relationship between the Parties

经销商是独立的合同一方。无论出于任何目的，本协议没有也不打算使经销商成为供应商的合伙人、代理人或雇员，且经销商同意不会以供应商的合伙人、代理人或雇员自居。经销商未被授权代表供应商承担或设定任何义务或责任、或者代表供应商订立任何合同、或在本协议规定之外作出有关产品的保证或质保，或接受法院对供应商发出的应诉通知。
The Distributor is an independent contracting party. This Agreement does not constitute and does not purport to constitute Distributor a partner, agent or employee of Supplier for any purpose whatsoever and Distributor agrees not to identify itself as a partner, agent or employee of Supplier. Distributor is not authorized to assume or create any obligation or responsibility

whatsoever on behalf of Supplier or to enter into any contract on behalf of Supplier or to make any warranty or guarantee in respect of the Products other than those expressly provided in this Agreement or to accept notice from a court in response to any proceeding brought against Supplier.

9. 保密义务/Non-disclosure Obligations

9.1 供应商为履行本协议而向经销商披露的与供应商和供应商产品有关的一切技术和其他信息与数据，包括但不限于产品设计、图纸、规格、系统、源代码、手册、培训资料、专有技术、商标、商业秘密，均应被视为归供应商所有的保密资料和商业秘密（合称为“保密信息”）。
All technology and other information and data relating to the Supplier and its Products, including, but not limited to, product designs, drawings, specifications, source code, training materials, trademarks, trade secrets, disclosed by the Supplier to the Distributor for the purpose of this Agreement, shall be deemed to be Supplier's confidential information. (the “**Confidential Information**”)

9.2 未经供应商事先特别的书面同意，经销商不得自行或通过其管理人员、员工、代理人或以其他任何途径披露或允许披露保密信息之全部或一部分，或以任何有损于供应商的方式使用保密信息，或将其用于履行本协议之外的目的。一旦本协议因任何原因而终止，一切保密信息均应立即归还给供应商。
Without prior written consent of the Supplier, the Distributor shall not, either itself or through its officers, employees, agents or otherwise, disclose or permit the disclosure of the Confidential Information in whole or in part or in any manner detrimental to the Supplier or use the Confidential Information for any purpose other than the performance of this Agreement. Upon termination of this Agreement for any reason, all Confidential Information shall be immediately returned to Supplier.

9.3 经销商同意，经销商、其管理人员、代理人或雇员在本协议有效期内获得的与供应商产品有关的一切发明、改进和/或发展思路，无论是否为专利，均应在作出后立即向供应商提供。供应商对于前述发明、改进和/或思路（包括一切相关专利）有权决定是否获得其所有权（专利申请权）。如果供应商决定获得其所有权，在供应商向经销商支付合理的费用后，供应商享有排他性的权利，并有权对其进行处置。
The Distributor agrees that any inventions, improvements, whether patent or not, made by the Distributor, its officers, agents or employees in connection with the Products during the term of this Agreement shall be provided to the

Supplier immediately after being made. The Supplier shall have the right to decide whether or not to obtain ownership (application right) for such inventions, improvements and/or ideas (including all related patents). If the Supplier decides to acquire title, the Supplier shall have the exclusive right to dispose of the same after the payment of a reasonable fee to the Distributor.

9.4 经销商应就确立及保护供应商的专利权与商标权向供应商提供或使供应商获取一切合理的协助，包括但不限于为使供应商获得充分和完整的专利权和/或商标权保护而签署一切必要的文件。
The Distributor shall provide or cause Supplier to obtain all reasonable assistance in establishing and protecting any patent and/or trademark rights of Supplier, including without limitation, signing all documents necessary to enable Supplier to obtain full and complete protection of such patent and/or trademark rights.

9.5 第 9 条在本协议终止后继续有效，直至经销商获知的保密信息不再是保密信息并不受限制地成为公开资料。
This Article 9 shall survive the termination of this Agreement until Confidential Information is no longer confidential and is made public without restriction.

10.不可抗力/Force Majeure

任何一方如因不可抗力而不能履行本协议，例如地震、台风、洪水、火灾、瘟疫、恐怖行为、战争及其他无法预见、无法阻止且无法避免的事件，该方不应对其延迟履行或未履行义务而承担责任。双方友好协商相关事宜。如果一方因不可抗力而延迟或未履行本协议，其应通过电报、传真或电子邮件立即通知另一方，并提供不可抗力的详情。该方还应在不可抗力发生后十五（15）日内提供由不可抗力发生地的主管部门出具的有效证明文件。
Neither party shall be held responsible for delay or failure in performance of obligations due to force majeure, such as earthquake, typhoon, flood, fire, plague, terrorist acts, war and other unforeseeable, unpreventable and unavoidable events. Should either party delayed or failed to perform this Agreement due to force majeure, such party shall immediately notify the other party by telegram, fax or e-mail giving details of the force majeure. Such party shall also provide the valid document for evidence issued by the competent authority of the place where the force majeure occurs within 15 days after it occurs.

11.违约责任/Liabilities for Breach

本协议生效后，双方均应按照本协议的约定履行相关的义务，任何一方不履行或不完全履行本协议约定的义务和保证的，应当向对方承担相应的违约责任，并赔偿由此给对方造成的损失。
Upon the effectiveness of the Agreement, Party A and Party B shall perform relevant obligations in accordance with the Agreement. If either Party fails to perform or fully perform the obligations and warranties agreed upon in this Agreement, it shall bear the corresponding liabilities for breach of contract to the other Party and indemnify the other Party against any losses caused thereby.

12.协议的终止及后续事宜/Termination

12.1 若出现以下任何一种情况，供应商有权要求经销商限期改正或补救，或随时以书面通知形式终止本协议、取消经销商的经销资格：
Upon the occurrence of any of the following, Supplier shall be entitled to require Distributor to rectify or remedy such default within a specified period of time or terminate this Agreement or disqualify the Distributor from distribution at any time by written notice to Distributor:

12.1.1 经销商违反本协议中关于经销商的任何责任和义务，或其在本协议项下所作的任何陈述与保证、或承诺；
The Distributor breaches any responsibilities and obligations in this Agreement, or any representations and warranties or covenants made by it under the Agreement;

12.1.2 经销商未经供应商事先书面同意而全部或部分转让本协议或本协议项下的任何权利或义务；
Distributor assigns this Agreement or any rights or obligations hereunder, in whole or in part, without the prior written consent of Supplier;

12.1.3 经销商在与供应商进行的任一订单交易中严重违约；
Material breach by Distributor of any Purchase Order;

12.1.4 经销商的控制权、所有权或管理层发生变化且供应商不能接受该变化，或经销商停止正常经营活动，或经销商进入任何破产、清算等程序。
Any change in the control, ownership or management of Distributor that is

unacceptable to Supplier, or termination of the business activities of Distributor, or the Distributor enters into any bankruptcy, liquidation proceedings.

12.2 任何一方提前三十（30）日书面通知即可随时终止本协议，而无需任何理由。无论对方是否同意，本协议应在前述书面通知发出之日起满三十（30）日即终止。在此种情形下，通知方不应被视为违约并无需向对方承担任何违约和赔偿责任。
This Agreement may be terminated by either party at any time without cause upon 30 days' prior written notice. Regardless of whether such other Party agrees or not, this Agreement shall terminate 30 days from the date on which the aforesaid written notice is given. Under such circumstance, the notifying Party shall not be deemed to be in breach of this Agreement and shall not be required to assume any liabilities for breach of contract or indemnify the other Party.

12.3 本协议终止后，经销商应立即停止以供应商经销商的名义行事，及时在其营业场所和其它的所有位置撤除与供应商有关的标志。
Upon termination of the Agreement, Distributor shall immediately cease to act in the name of Supplier's distributors and shall promptly remove all signs pertaining to Supplier, from its business premises and elsewhere.

13.仲裁/Arbitration

因本协议的效力、解释或履行而产生的任何争议，应由双方友好协商解决。如果争议在开始进行协商之后的四十五(45)日内未能通过友好协商得到解决，则任何一方可将争议提交仲裁解决。仲裁应在深圳仲裁委员会（又名"深圳国际仲裁院",下称"SCIA"）按照该会届时有效的仲裁规则进行仲裁。仲裁语言为中文。争议提交仲裁之后，双方应继续履行各自在本协议项下的义务，但与争议事项有直接关系的义务则除外。SCIA仲裁裁决是终局的，对双方均具有约束力，并且可以由有管辖权的法院强制执行。
Any dispute arising from or in connection with this Agreement shall be resolved firstly by negotiation. If the negotiation fails to solve the dispute after 45 days, either party can resort to arbitration. The dispute shall be submitted to the Shenzhen Court of International Arbitration (SCIA) for arbitration in accordance with its rules of arbitration then in effect. After a dispute is submitted to arbitration, the Parties shall continue to perform their respective obligations under this Agreement, except for the obligations directly relating to the matters in dispute. The arbitral award is final and

binding upon both Parties, and may be enforced by any court of competent jurisdiction.

14.通知/Notice

本协议由一方向另一方发出的任何通知或其他信息，均须为书面形式，可以亲手送交、邮寄、传真，或相当的通讯方式，送至页首的另一方地址，或送达至对方指定联系人。

Any notice or other communication given by one party to the other hereunder shall be in writing and may be delivered personally or sent by post, facsimile，or by equivalent means of communication to the address of the other party set out on the first page of such notice or information, or to the contact person designated by the other Party.

15.双方的完整协议/Entire Agreement

除本协议及本协议特别提及的相关文件之规定以外，双方之间就本协议所涉事项未达成其他协议。本协议构成双方之间就本协议所涉事项的完整协议，取代双方在本协议之前的一切口头或书面的讨论、协商以及协议。

Except for the provisions of this Agreement and the relevant documents specifically referred to herein, the Parties have not entered into any other agreement with respect to the matters covered by this Agreement. This Agreement constitutes the entire agreement between the Parties with respect to the subject matter hereof and supersedes all prior discussions, negotiations and agreements, either oral or written, between the Parties.

16.协议的修改和补充/Amendment to this Agreement

对本协议的任何修改或补充，均应经双方一致同意，并书面签署修改或补充协议。指代本协议时，均应包括本协议的任何和所有修改或补充。

Any amendment or supplement to this Agreement shall be made by the mutual consent of the Parties and by an executed written amendment agreement or supplementary agreement. References to this Agreement shall include any and all amendments or supplements hereto.

17.可分割性/Severability

本协议的任何规定被认定为或成为无效或不可执行不影响本协议其它规定的效力或可执行性。

Any provision of this Agreement that is held or becomes invalid or unenforceable shall not affect the validity or enforceability of any other provision of this Agreement.

18.适用法律/Governing Law

本协议应在一切方面按照中华人民共和国法律进行解释。
This Agreement shall be governed in all aspects by PRC law.

19.转让/Assignment

未经供应商事先书面同意，经销商本协议项下的权利和义务不得被全部或部分地转让，或由经销商全部或部分地委托给他人。
The rights and obligations of Distributor hereunder may not be assigned or delegated in whole or in part by Distributor to any other person without the prior written consent of Supplier.

20.非弃权/Non-waiver

如果一方对另一方违反本协议的行为放弃追究，不代表对此后违反本协议该项规定或任何其他条款的行为均放弃追究。
The waiver by one of the Parties of a breach of the other party's provision of the Agreement shall not constitute a waiver of any subsequent breach of that or any other provision hereof.

21.协议生效日期/Effective Date

本协议自甲、乙双方盖章之日起生效。
This Agreement shall become effective upon affixation of seals by Party A and Party B.

22.协议文本/Text of this Agreement

23.1 本协议壹式贰份，双方各执壹份，具备同样法律效力。
This Agreement shall be made in duplicate, with each of Party A and Party B holding one copy and with the same legal effect.

23.2 本协议以中文英文双语书就，本协议的解释应以中文文本为准。
This Agreement is written in both Chinese and English. The Chinese text should prevail in the interpretation and understanding of this Agreement.

(No Text Below. Signature Page to follow)
（以下无正文，为本协议的签署页）

经销商协议签署页

Signature page to the Distributorship Agreement

Party A/甲方：Aspire Science And Technology Limited

Seal(Signature)/盖章（签字）：_____Allen____

Date/日期：__2021__Year/年_1__Month/月__1__Day/日

Party B/乙方：【Your-Buyer International Limited】

Seal(Signature)/盖章（签字）：_____Shay_____

Date/日期：__2021__Year/年__1__Month/月__1__Day/日